Rational/ReSolve Adaptive Asset Allocation Fund

Class A: RDMAX	Class C: RDMCX	Institutional: RDMIX

April 3, 2020

The information in this Supplement amends certain information contained in the summary prospectus dated May 1, 2019 (the “Summary Prospectus”); the prospectus dated May 1, 2019, as revised June 11, 2019 (the “Prospectus”); and the Statement of Additional Information dated May 1, 2019 (the “SAI”) for Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”), each as supplemented to date.

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Effective as of April 3, 2020 (the “Effective Date”), Michael Philbrick will no longer serve as a portfolio manager of the Fund. Accordingly, all references in the Summary Prospectus, Prospectus, and SAI to Mr. Philbrick as a portfolio manager of the Fund are hereby deleted as of the Effective Date. The Fund’s other portfolio managers, Adam Butler and Rodrigo Gordillo, continue to be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1- 800-253-0412 or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.